UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2008

CECO ENVIRONMENTAL CORP.

(Exact Name of registrant as specified in its charter)

Delaware	0-7099	13-2566064
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3120 Forrer Street,

Cincinnati, OH 45209

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (416) 593-6543

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)	Previous independent registered public accounting firm

On September 2, 2008, the Audit Committee of the Board of Directors of CECO Environmental Corp. (the “Company”) dismissed Battelle & Battelle LLP (“Battelle”) as the Company’s independent registered public accounting firm.

The audit reports of Battelle on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended December 31, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that Battelle’s report on the Company’s internal controls over financial reporting as of December 31, 2007 contained an adverse opinion on the effectiveness of the Company’s internal controls over financial reporting because of material weaknesses.

During the Company’s two most recent fiscal years and through September 2, 2008, there were no disagreements between the Company and Battelle on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Battelle, would have caused Battelle to make reference to the subject matter of the disagreement in connection with its reports.

During the years ended December 31, 2007 and December 31, 2006 and the subsequent interim period through September 2, 2008, there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)), except that, as previously disclosed by the Company in its Annual Report on Form 10-K for the year ended December 31, 2007, Battelle opined that the Company did not maintain effective internal control over financial reporting as of December 31, 2007 because of the effect of the following material weaknesses identified in management’s assessment:

Financial Close and Reporting Process

The Company did not maintain effective controls, including monitoring, over the financial close and reporting process. Specifically, the following deficiencies in the aggregate constitute a material weakness:

•	The Company did not maintain formal, written policies and procedures governing the financial close and reporting process.

•	The Company did not maintain effective controls to ensure that management oversight and review procedures were performed over accounts and disclosures in the financial statements.

•

The Company did not maintain effective controls over the recording of recurring and non-recurring journal entries. Effective controls were not designed to provide reasonable assurance that journal entries were prepared with sufficient supporting documentation, that journal entries were reviewed and approved, and that journal entries were complete and accurate.

•	The Company did not maintain effective controls to provide reasonable assurance that the detail supporting the underlying financial statement accounts were complete and accurate.

•	The Company did not maintain effective controls to ensure that reconciliations of the underlying financial statement accounts were properly performed, reviewed and approved.

Information Technology Applications and Infrastructure

The Company did not maintain effective controls over financial reporting related to information technology applications and infrastructure. Specifically, the following deficiencies in the aggregate constitute a material weakness:

•

The Company did not maintain effective design of controls over access to financial reporting applications and data. Controls do not limit access to programs and data to only authorized users. In addition, controls lack the requirement of periodic reviews and monitoring of such access.

•

The Company did not maintain effective controls to communicate policies and procedures governing information technology security and access. Furthermore, the Company did not maintain effective logging and monitoring of servers and databases to ensure that access was both appropriate and authorized.

•

The Company did not maintain effective controls designed to ensure that information technology program and data changes were authorized. In addition, the Company’s controls did not ensure that the information technology program data changes were adequately tested for accuracy before implementation.

•

The Company did not maintain effective controls over end user computing applications, such as spreadsheets, used in the Company’s financial reporting process. Specifically, controls were not designed to ensure that access was restricted to appropriate personnel, and that unauthorized modification of the data or formulas within spreadsheets was prevented.

These deficiencies have had a pervasive impact on the Company’s information technology control environment. Additionally, these deficiencies could result in a misstatement of account balances or disclosure to substantially all accounts that could result in a material misstatement to the consolidated financial statements that would not be prevented or detected.

Segregation of Duties

The Company did not establish and maintain adequate segregation of duties without appropriate alternative controls. In addition, the Company has not made assignments and delegation of authority with clear lines of communication in order to provide effective control over the Company’s financial reporting process at the Corporate or Divisional level.

Lack of segregation of duties may impair the effectiveness of other internal controls over financial reporting which could result in material misstatements in the Company’s interim and annual financial statements.

Entity-level Controls

The Company did not maintain effective entity-level controls as it relates to internal control over financial reporting. Specifically, the following deficiencies in the aggregate constitute a material weakness:

•

The Company did not maintain effective communication of and education on a control framework. In addition, the Company did not maintain effective communication regarding management’s expectations for controls, and business process owners’ accountability for controls.

•

The Company could not sufficiently evidence the performance of many of its internal control activities across the organization. This included controls over management’s assertions with regard to the validity, completeness, timeliness, cutoff and accuracy of calculations and transactions.

•	Job descriptions and the assignment of responsibilities have not been formalized.

•

The Company did not establish an adequate system for monitoring the adequacy of controls. The Company’s process did not include a sustainable process for periodically evaluating control design and operating effectiveness across the Company on an ongoing basis.

•

The Company did not perform a formalized risk assessment involving the appropriate levels of management to ensure the reliability of financial reporting. A formal process does not exist to identify internal and external factors and to evaluate the impact these factors have on the preparation of the financial statements.

•

The Company did not maintain a comprehensive, centrally coordinated enterprise-wide fraud risk management program. Furthermore, the Company did not have a specific, comprehensive fraud risk management program related to internal control over financial reporting.

•

The Company lacks a formalized process for determining, monitoring, disseminating, implementing and updating accounting policies and procedures relating to initiating, authorizing, recording, processing and reporting of transactions.

•

Senior management did not establish and maintain a proper tone as to internal control over financial reporting. Specifically, senior management did not emphasize, through consistent communication, the importance of internal control over financial reporting.

The Company is currently in the process of remediating these material weaknesses. The material weaknesses described above were discussed by the Company’s management and the Audit Committee of the Board of Directors of the Company with Battelle. The Company has authorized Battelle to respond fully to the inquiries of the successor independent registered public accounting firm concerning these issues.

As required by Item 304(a)(3) of Regulation S-K, the Company has provided Battelle a copy of the disclosures contained in this Report on Form 8-K and has requested that Battelle furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Battelle agrees with the statements made by the Company in this Report on Form 8-K and, if not, stating the respects in which it does not agree. Such letter is filed as an Exhibit to this Report on Form 8-K.

(b)	New independent registered public accounting firm

On September 4, 2008, the Company engaged BDO Seidman, LLP as its new independent registered public accounting firm. The decision to engage BDO was made and approved by the Audit Committee of the Company’s Board of Directors. During the two most recent fiscal years and through September 4, 2008, the Company has not consulted with BDO regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 16.1	– Letter dated September 4, 2008 from Battelle & Battelle LLP to the United States Securities and Exchange Commission.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2008	CECO ENVIRONMENTAL CORP.

	By:	/s/Dennis W. Blazer
Dennis W. Blazer Chief Financial Officer and Vice President – Finance and Administration